SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 21, 2007

Great Plains Ethanol, LLC

(Exact name of registrant as specified in its charter)

South Dakota	0-49779	46-0459188
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27716 462nd Ave. Chancellor, South Dakota		57015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (605) 647-0040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 21, 2007, the registrant’s Class B member, Broin Investments II, LLC, elected the regional vice president of POET Plant Management, LLC, Timothy R. Voegele, to serve as Broin Investments II’s representative on the registrant’s board of managers. Mr. Voegele replaces Mr. Jeffrey Fox who passed away unexpectedly on August 1, 2007.  POET Plant Management serves as the managing member of the registrant, managing the day-to-day operations of the registrant. The registrant pays POET Plant Management a fixed annual fee of $366,722, adjusted annually for inflation, and an incentive bonus of 4% of the registrant’s annual net income.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ETHANOL, LLC

Dated: August 29, 2007	By:	/s/ Rick Serie
Rick Serie, Chief Executive Officer